VIHYI SUM SUP-1 082012
Summary Prospectus Supplement dated August 20, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. High Yield Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Darren Hughes	Portfolio Manager	2005
Scott Roberts	Portfolio Manager	2010”
VIHYI SUM SUP-1 082012